Altrius Small Cap Value Fund

Class I: ALTSX

a series of Northern Lights Fund Trust

Supplement dated September 7, 2012

to the Prospectus dated June 13, 2011

Effective immediately, the adviser has expanded the definition of small cap companies and the minimum number of stocks the fund typically holds.

The following replaces the information in the section titled “Principal Investment Strategies” on page 2 and 4 of the Prospectus:

Principal Investment Strategies: Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of U.S. small capitalization ("small cap") companies selected using the adviser's "value" strategy. The Fund defines small cap companies as those with a market capitalization at the time of purchase below $2.5 billion. The adviser's value strategy is a hybrid approach to portfolio construction combining:

While the Fund’s portfolio will typically hold stocks of 30-75 companies, the Fund is "non-diversified" for purposes of the Investment Company Act of 1940, as amended, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information each dated June 13, 2011, each of which provides information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-855-684-3857.

Please retain this Supplement for future reference.